UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 7, 2024, the Board of Directors (the “Board”) of WM Technology, Inc., a Delaware corporation (the “Company”), approved the appointment of Douglas Francis to serve as Chief Executive Officer of the Company, effective as of November 7, 2024.
In connection with his appointment, the Company entered into an executive employment agreement with Mr. Francis (the “Employment Agreement”), dated November 7, 2024. Under the Employment Agreement, Mr. Francis is entitled to receive an annual base salary of $750,000. In addition, Mr. Francis is eligible to receive an annual target bonus equal to 100% of his annual salary. The Employment Agreement also provides that Mr. Francis will receive (i) service-based vesting restricted stock units under the Company’s 2021 Stock Incentive Plan (the “Plan”) with a grant date fair value of $3,995,000.00 (“Service RSUs”) and (iv) performance-based vesting restricted stock units under the Plan with a grant date fair value of $3,995,000.00 (“Performance RSUs”). The Service RSUs will vest quarterly in substantially equal installments over a three-year period, subject to Mr. Francis’ continuous service with the Company. The Performance RSUs will vest upon the achievement of certain stock performance milestones. Under the Employment Agreement, Mr. Francis is eligible to receive the benefits applicable to “Eligible Employees” as described in the Company’s Severance and Change in Control Plan previously adopted by the Audit Committee of the Board (the “Audit Committee”), and other benefits on the same basis as those benefits are made available to other similarly situated employees of the Company. In addition, Mr. Francis is eligible for a reimbursement of the annual membership fee for a concierge medical plan selected by Mr. Francis, subject to a net after-tax maximum yearly amount of $24,000.
The foregoing summary description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed with the Securities and Exchange Commission in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer Appointment
On November 7, 2024, the Board approved the appointment of Douglas Francis, age 47, to serve as Chief Executive Officer of the Company, effective as of November 7, 2024.
Mr. Francis has served as a member of the Board since June 2021, and as Executive Chair since August 2022. Mr. Francis is a co-founder of WM Holding Company, LLC (“Legacy WMH”), and served as Chairperson of Legacy WMH’s board of managers from March 2019 to June 2021 and as a member of Legacy WMH’s board of managers prior to that. Mr. Francis previously served as Legacy WMH’s Chief Executive Officer from February 2016 until March 2019 and as Legacy WMH’s President from January 2009 to February 2016. Mr. Francis has served in management positions in each of Legacy WMH’s current subsidiaries. Mr. Francis holds a B.S. in Business Administration and Management from Chapman University.
There are no arrangements or understandings between Mr. Francis and any other persons pursuant to which he was selected as an officer or director of the Company. There are also no family relationships between Mr. Francis and any director or executive officer of the Company.
Mr. Francis has direct or indirect material interest in the following related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. Glasir Group, LLC is a business owned by Mr. Francis and his spouse. During the second quarter of 2022, the Company entered into a sublease agreement with Glasir Group, LLC of the Company’s offices located at 43 Discovery, Irvine, California 92618. The sublease commenced on June 1, 2022, and the term is for the remainder of the amended lease term which expired on October 31, 2024. The monthly base rent, after the rent abatement period for the first four months, is $69,000. Glasir Group, LLC paid the Company a total of $169,095 in 2023 for rent under the sublease. Next, Shield Management Group, LLC is a business in which currently Mr. Francis indirectly owns a majority interest. In 2023, Shield Management Group, LLC used the Company’s listing products and participated in other brand promotion opportunities. Shield Management Group, LLC paid the Company a total of $427,797 in 2023 for such products and services.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Chief Financial Officer Appointment
As previously disclosed on the Company’s Current Report on Form 8-K filed on March 1, 2024 (the “March 8-K”), Susan Echard was appointed as the Company’s interim Chief Financial Officer. On November 7, 2024, the Board approved the appointment of Ms. Echard as the Company’s permanent Chief Financial Officer.
The information set forth under Item 5.02 of the March 8-K is incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition
On November 12, 2024, the Company announced its financial results for the third quarter ended September 30, 2024. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 12, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024

WM TECHNOLOGY, INC.

	By:	/s/ Susan Echard
Susan Echard
Chief Financial Officer